CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

August 29, 2003


In connection with the Quarterly Report of CEC Industries, Corp., a Nevada corporation (the "Company"), on Form 10-Q for the quarter ending June
30, 2003 as filed with the Securities and Exchange Commission (the Report"), I, Brian Dvorak, Chairman of the Board, and President, of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



                                            /s/ Brian Dvorak
                             -------------------------------------------
                                             Brian Dvorak
                                          Chief Financial Officer